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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 14, 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
 (as Depositor under the Pooling and Servicing Agreement, dated as of September
   1, 2006, providing for the issuance of Specialty Underwriting & Residential
     Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2006-AB3)

       Specialty Underwriting & Residential Finance Trust, Series 2006-AB3
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     333-127233               13-3416059
  (State or Other Jurisdiction           (Commission           (I.R.S. Employer
       Of Incorporation)                File Number)         Identification No.)

        250 Vesey Street
    4 World Financial Center
           28th Floor
          New York, NY                                              10080
(Address of Principal Executive                                   (Zip Code)
            Offices)
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     ITEM 2.01. Completion of Acquisition or Disposition of Assets: General

          On November 14, 2006, Specialty Underwriting & Residential Mortgage
Trust, Series 2006-AB3 (the "Trust"), acquired $35,833,571.20 of Subsequent
Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement, dated as September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as
Depositor, Wilshire Credit Corporation, as Servicer, and U.S. Bank National
Association, as Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated September 8, 2006, and the Prospectus Supplement, dated September 22, 2006 (together the "Prospectus").

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     ITEM 9.01. Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  Exhibits:

     Item 601(a) of Regulation S-K

Exhibit No.                              Description
-----------                              -----------
10            Subsequent Transfer Instrument (without Exhibits), dated as of
              November 14, 2006, between Merrill Lynch Mortgage Investors,
              Inc., as seller (the "Depositor"), and U.S. Bank National
              Association, as Trustee.

99.1          Subsequent Mortgage Loan Purchase Agreement, dated as of November
              14, 2006, between Merrill Lynch Mortgage Lending, Inc. and
              Merrill Lynch Mortgage Investors, Inc.
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

                                        Pursuant to the requirements of the
                                        Securities Exchange Act of 1934, the
                                        registrant has duly caused this report
                                        to be signed on its behalf by the
                                        undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: November 17, 2006


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Vice-President

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                                INDEX TO EXHIBITS

Exhibit No.                                  Description
-----------                                  -----------
10            Subsequent Transfer Instrument (without Exhibits), dated as of
              November 14, 2006, between Merrill Lynch Mortgage Investors, Inc., as seller (the "Depositor") and U.S. Bank National Association, as
              Trustee.

99.1          Subsequent Mortgage Loan Purchase Agreement, dated as of November
              14, 2006, between MLMI and MLML.
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